Exhibit 99.1

Investor Presentation September 2013 NASDAQ: STRM Knowledge Management for Healthcare Providers

Disclosure Statements TRADEMARKS Product or company names referenced herein may be trademarks or registered trademarks of their respective owners.  SAFE HARBOR STATEMENT: FORWARD- LOOKING DISCLOSURE This presentation contains “forward- looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, based on current management expectations. Because forward- looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and that can cause Streamline Health’s actual results to differ. We caution you therefore to not place undue reliance on such statements. Actual results might differ materially from these statements due to a number of risks and uncertainties. Risks that may contribute to the uncertain nature of these statements are described in Streamline Health’s periodic filings made with Securities and Exchange Commission. Special attention is directed to the portions of those documents entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Streamline Health undertakes no obligation to update any forward- looking statements or relevant risks, except as may be required by law.

Streamline Health: A Clear Way Forward

Knowledge management solutions provider	Our Knowledge Management solutions aggregate unstructured and fragmented data across the clinical and financial spectrum of an admission or a visit– providing clients with intelligently organized, easily accessible insights, enabling better decision-making and better financial results.
Integrate with leading EMR, financial and clinical systems	The Advisory Board Company, McKESSON, 3M, Epic, GE, LAWSON, Allscripts, Cerner, MEDITECH
High client retention with deeply embedded solutions	95% client retention due to subject matter expertise coupled with innovative, deep and broad solutions that integrate with the existing business process of our clients while delivering meaningful ROI.
Installed base of top tier clients presents sizable opportunity	Memorial Sloan-Kettering Cancer Center, Montefiore, NewYork-Presbyterian, EMORY HEALTHCARE, North Shore LIJ
Highly scalable SaaS model	SaaS model enhances recurring revenue profile – Q4 2012 vs. Q4 2011 recurring revenue grew 47%.
Proven management team	Management team with extensive healthcare information technology experience in both public and private equity or venture backed entities.
Macro market conditions driving growth	The increasing complexity of provider reimbursement strategies coupled with the demands of E H R implementations and a shift in coding metrics are drivers for growth.

© 2013 Streamline Health, Inc.
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Executive Team Name Title Years of Experience: Previously Streamline Industry Total Robert Watson President & Chief Executive Officer 3 23 32 DocuSys, Concuity, Cerner (NASDAQ: CERN) Nicholas Meeks Senior Vice President & Chief Financial Officer 2 6 9 Emdeon (NYSE: EM), Chamberlin Edmonds Richard Nelli Senior Vice President & Chief Technology Officer 1 22 22 Optum (NYSE: UNH), Caremedic Matthew Seefeld Senior Vice President, Solution Strategy 2 14 16 Interpoint Partners, Deloitte, PwC Michael Schiller Senior Vice President, Sales & Marketing 2 22 22 AllScripts (NASDAQ: MDRX), GE Healthcare (NYSE: GE) Herbert Larsen Senior Vice President, Client Services 1 25 26 Edifecs, Cigna (NYSE: CI), Arthur Andersen Carolyn Zelnio Vice President & Chief Accounting Officer 1 1 16 Aderant, Witness Systems (NASDAQ: WITS), KPMG

Addressing Critical Healthcare Issues Electronic Medical Records Providers must show “meaningful use” by 2015 (maximum reimbursement ends 2012) HITECH/ARRA is just the beginning of the EMR life cycle Enable access to unstructured data from within the EMR with MU certified EHR module Declining Reimbursements Payor denials and lack of timely reimbursements squeeze profits With decreasing profit margins, providers will rely on business analytics tools to help them protect their revenue Accelerate coding, billing, A/R collection and increase visibility of financial KPIs with business analytics ICD-10 Transition ICD-9 to ICD-10 Conversion by October 1, 2014 Over 140,000 new codes in ICD-10 Computer Assisted Coding (CAC) solution addresses ICD-10 conversion issues Streamline Health solutions address critical pain points for providers Solutions Opportunities Issues

Growing Addressable Market Current Market Focus Potential New Markets Compelling Market Fundamentals Favorable Industry Fundamentals Support Long Term Market Growth • 50% of providers expect to purchase a computer assisted coding solution in the next two years (1) • 3,116 of the 5,754 registered hospitals in the U.S. are using an EMR system we integrate with (2) • Estimated 800+ hospitals were using business analytics solutions in 2012; that number is expected to grow to 2,800+ by 2016 with a CAGR of 41% (3) • Worldwide HCIT spend was approximately $85 billion in 2010; projected to be $185 billion in 2020 (4) • Over 1,700 acute care hospitals > 200 beds • Long term care in the U.S. and affiliated physician groups • Home health • Economic buyer = CFO and/or CIO • Alternate site (ambulatory) • Functional buyers = HIM, RCM, PFS, CDI, • Accountable care organizations Coding (1) KLAS Report Computer Assisted Coding: A Glimpse at the Future of HIM Technology (3) Frost and Sullivan report: U. S. Hospital Health Data Analytics Market (2012) (2) Modern Healthcare: By the Numbers 2012  2013 (4) Gartner and Cerner estimates

Actionable Information and Knowledge Management

Solutions Across the Patient Experience

The clinical and financial spectrum of an admission or visit

Referral → Registration → Admission → Discharge → HIM → Coding → CDI → Billing & Collections → Reconciliation → Audit

Patient Access | Clinicians | HIM | Coding | Clinical Documentation Improvement | Patient Financial Services | Revenue Cycle

Enterprise Solutions

AccessAnyWare™

Enterprise Content Management

- CharityWare
- CompletionWare
- ReleaseWare
- ReferWare
- PreOpWare
- FolderView

Collabra™

Coding and Clinical Documentation Improvement

- eCAC
- ePhysician Query
- eCDI
- eAbstract

OpportunityAnyWare™

Business Analytics Delivering Actionable Information

- ARWare
- AuditWare
- 835DenialWare

© 2013 Streamline Health, Inc.

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Competitive Landscape ECM / Access AnyWare Coding / Collabra Analytics / Opportunity AnyWare Traditionally compete on solution price, service level, agility, customizability & Industry specific Traditionally compete on solution appeal

Case Studies

BAPTIST HEALTH CARE

BACKGROUND:
Implemented OpportunityAnyWare to deliver sophisticated business intelligence technology with in-depth analysis and workflow tools to identify and prioritize areas of financial opportunity

RESULTS:
- $6 million improvement in cash flow above net revenues
- Shaved 5+ days in outstanding accounts receivable
- Decreased average monthly denial write-offs from $750,000 to $300,000, resulting in estimated annual net revenue improvement of $1 to $2 million
- Generated highest cash month in history within 60 days
- Increase monthly collections by 10%
- Average monthly cash payments increased $2.6 million

Lucile Packard Children's Hospital AT STANFORD

BACKGROUND:
Implemented OpportunityAnyWare in May 2011 while on track to be under budget for fiscal year end cash goal

RESULTS:
- Redesigned LPCH's AR process
- Used OpportunityAnyWare to stratify the outsourced low dollar accounts
- Post-implementation delivered highest cash month of over $10 million
- Collections rose 12.7%
- Average monthly cash payments increased $6.9 million

SARASOTA MEMORIAL HEALTH CARE SYSTEM

BACKGROUND:
Sarasota Memorial wanted to improve the quality and safety of patient care, ease the burden on physicians, and strengthen outcomes with optimized access to information.

RESULTS:
- Delivered access to and completion of the entire medical record from one user interface regardless of the origination of information – paper or electronic, internal or external
- Enhanced SMHCS's vision by emphasizing document management enterprise-wide vs. departmental application only
- All medical records available to physicians online
- Decreased chart coding time from 5 to 2 days for Discharged Not Final Coded (DNFC)
- Records scanned and available within 48 hours of discharge

©2013 Streamline Health, Inc.

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Go–To-Market Strategy  Strategy: Focus on Cross Selling Existing Clientele Existing client base represents $78M recurring revenue potential (OpportunityAnywareand Collabra only) Direct Sales Force: Today: 8 Quota- Carrying Salespeople (12 total Sales & Marketing) By fiscal year- end: add 4- 7 additional Quota- Carrying Target: Large, Complex Healthcare Provider Systems 250+ beds Indirect Sales/Channel Partners Current Channel Partners Include –FTI, nTelagent, Rsource Target: Primarily <250 bed Healthcare Providers

Financial Performance TTM Q2 13 TTM Q2 12 77.5% Recurring revenue % total 77.1% 48.2% Recurring revenue growth 24.2% 54.4% Gross margin 51.5% $51.9 Backlog ($ millions) $32.2 48% Growth 15% Growth TTM Revenue ($ in millions) TTM Adj. EBITDA ($ in millions) Increasing Recurring Revenue Key Financial Improvements Achieved

2013 Strategic Goals and Projections Maintenance $21.5 Key Strategic Goals FY 2013 Revenue ($ in millions) Adj. EBITDA ($ in millions) 1. Continue to invest in Sales & Marketing infrastructure  2. Consolidate infrastructure in Atlanta  3. Expand solutions suite to meet the growing needs of our target client base

Current Client Base Frost and Sullivan report: U.S. Hospital Health Data Analytics Market (2012) Installed base of top tier clients presents sizable opportunity: 104 clients, 464 sites

Company Summary A leading provider of SaaS-based enterprise content management, business analytics, computer assisted coding (CAC), and clinical documentation improvement (CDI) solutions for healthcare providers. NASDAQ: STRM Exchange/Ticker September 6, 2013: $7.10 (52 Week High - $7.80, Low - $3.85) Share Price (52 Week Range) 13.0 million Common Shares Outstanding September 6, 2013: $92.3 million Market Cap $5.4 million (July 31, 2013) Cash $13.1 million (July 31, 2013) Bank Debt $28.5 million (July 31, 2013) TTM Revenue $6.6 million (July 31, 2013) TTM Adj. EBITDA 100 Number of Associates